INCOME TAXES (Details) - USD ($)	12 Months Ended
	Sep. 30, 2017	Sep. 30, 2016
Income Taxes
U.S. operations loss carry forward at statutory rate of 34%	$ (8,135,208)	$ (7,724,974)
Non-U.S. operations loss carry forward at statutory rate of 20.5%	0	0
Total	(8,135,208)	(7,724,974)
Less Valuation Allowance	8,135,208	7,724,974
Net Deferred Tax Assets	0	0
Change in Valuation allowance	$ (530,842)	$ (129,654)